                              LEASE AGREEMENT                      Exhibit 10.2
                              ---------------


     This Lease Agreement ("Lease") is made and entered into this 20th day of April, 1999, by and between Albert H. Gerrans, Jr. and Patricia J. Gerrans (herein collectively called the "Landlord") and Bolt Technology Corporation, a Connecticut corporation (herein called "Tenant"), for the terms of which,

                              W I T N E S S E T H:

                                  1.  PREMISES
                                  ------------

     1.1 For and in consideration of the covenants and agreements herein set forth to be kept and performed by Tenant, and subject to the terms and conditions set out below, and subject to all matters of record in Harris County, Texas affecting the Premises herein-described, Landlord does hereby demise and lease to Tenant, and Tenant does hereby lease and take from Landlord (for the Term herein stipulated) the premises (including all land and improvements located thereto), said land containing 4.9693 acres, more or less, described on Exhibit "A" which is attached hereto and made a part hereof for all purposes (said land and improvements herein called the "Premises").

                              2.  TERM AND OPTION
                              -------------------

     2.1  Term.  The term (referred to herein sometimes as "Term" or "Primary
          ----
Term") shall be for three (3) years commencing on April 20, 1999, and ending on April 20, 2002, unless sooner terminated pursuant to any provision hereof.

     2.2  Option.  Provided Tenant is not in default hereunder, Tenant shall
          ------
have an option to extend the Term of this Lease for one (1) additional period (referred to herein as "Extension Term") of three (3)years; such Extension Term (if the option to extend is exercised) shall commence on the first day following the expiration of the Primary Term of this Lease and Tenant's option to extend the Term of this Lease are contingent upon the following conditions being satisfied:

          2.2.1 Tenant shall not be in default under the terms and conditions of this Lease at the time Tenant elects to exercise such option, and on the date upon which such option becomes effective; and

          2.2.2 Tenant shall have given written notice to Landlord of the exercise of such option no less than one hundred eighty (180) days prior to the expiration of the Primary Term. It is understood and agreed that time is of the essence in all provisions of this Lease. Further, if Tenant fails to timely exercise the option to extend, then such option and rights to extend the Term of this Lease shall be null, void and of no force and effect.

          2.2.3 In the event Tenant effectively exercises such option to extend the Term of this Lease, then all of the terms and provisions of this Lease applicable during the Primary Term hereof shall likewise be applicable during the Extension Term, except: (i) after the expiration of the Extension Term (if the option to extend the Term is exercised) Tenant shall have no further rights to extend the Term of this Lease, and (ii) the Rent (as herein defined) which shall be due and payable, in advance, for each month of the Extension Term shall be Ten Thousand and No/100 Dollars ($10,000.00) multiplied by a fraction the numerator of which is the Index Number of the Consumer Price Index (as defined below) for April, 2002, and the denominator of which is the Index Number of the Consumer Price Index for April, 1999. "CPI," as that term is used herein, means the Consumer Price Index For All Urban Consumers (Houston, Texas) of the Bureau of Labor Statistics of the U.S. Department of Labor (for which 1982-1984 is 100). "Bureau" shall mean the U.S. Department of Labor, Bureau of Labor Statistics, or any successor agency of the United States that shall issue the indexes or data referred to in this Article 2.2.3. In the event that (i) the Bureau ceases to use the 1982-1984 average of 100 as the basis of calculation, or (ii) a substantial change is made in the number or character of "market basket" items used in determining the CPI, or (iii) Landlord and Tenant mutually agree in writing that the CPI does not accurately reflect the purchasing power of the dollar, or (iv) the CPI shall be discontinued for any reason, Landlord shall designate from indexes supplied by the Bureau an alternative index comparable to the CPI together with information which will make possible the conversion to the alternative index in computing the adjusted rental. If for any reason the Bureau does not furnish such an index and such information, the parties shall thereafter accept and use such other index of comparable statistics on the cost of living for the county in which the Premises is located, as shall be computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by Landlord (but subject to reasonable approval by Tenant). In no event shall the Rent be reduced. If there is a decrease in the CPI then the Rent in effect shall remain unchanged.

                                    3.  RENT
                                    --------

     3.1 Tenant shall pay to Landlord as rent ("Rent") for the Premises in monthly installments of Ten Thousand and No/100 Dollars ($10,000.00), in advance, on the first day of each month of the Term hereof. Rent for any period during the Term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Except as expressly set forth in any provision of this Lease, Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

     3.2  Additional Charge.  This Lease is what is commonly called a "Net, Net,
          -----------------
Net Lease," it being understood that Landlord shall receive the Rent set forth in Article 3.1 free and clear of any and all impositions, taxes, real estate taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the Rent reserved by
Article 3.1, Tenant shall pay to the parties respectively entitled thereto all impositions, taxes, real estate taxes, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term hereof. All of such charges, costs, and expenses shall constitute additional charges, and upon the failure of Tenant to pay any of such costs, charges, or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Tenant and that the Tenant shall in no event be entitled to any abatement of or reduction in Rent payable hereunder, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties. Notwithstanding the foregoing, items which are not customarily included as additional charges or Rent in "Triple Net" leases, such as income taxes and debt service (both principal and interest), are specifically excluded from additional charges pursuant to this paragraph.

                                    4.  USE
                                    -------

     4.1  Use.  The Premises shall be used and occupied only for manufacturing,
          ---
office and warehouse purposes.

     4.2  Compliance with the Law.  Tenant shall obtain, at its sole cost, all
          -----------------------
permits and licenses required for the transaction of its business in the Premises. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, laws, regulations, orders, and requirements in effect during the Term or any part of the Term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance. Tenant represents, warrants and covenants to Landlord that any future permitted construction, enlargements, replacements, alterations, or modifications to the Premises which are made by Tenant shall comply with the American With Disabilities Act and all amendments promulgated thereto from time to time at Tenant's cost.

     4.3  Condition of Premises.  Tenant hereby accepts the Premises in their
          ---------------------
condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal, county, and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that Landlord has made no representation or warranty as to the suitability or habitability of the Premises for the conduct of Tenant's business.

     4.4  Insurance Cancellation. Notwithstanding the provisions of Article 4.1,
          ----------------------
hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises; and, if Tenant's use of the Premises causes an increase in said insurance rates, Tenant shall pay any such increase.

     4.5  Landlord's Rules and Regulations. Tenant shall faithfully observe and
          --------------------------------
comply with reasonable rules and regulations that Landlord may from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon Tenant upon delivery of copy of them to Tenant.

     4.6 Landlord represents that to their current actual knowledge, as of the date of this Lease, the condition of the Premises is in compliance with applicable statutes, ordinances, laws and regulations, including, but not limited to, the Americans With Disabilities Act and applicable municipal, county and state laws, ordinances and regulations.

                   5.  MAINTENANCE, REPAIRS, AND ALTERATIONS
                   -----------------------------------------

     5.1. Tenant's Obligations. Tenant shall, during the Term of this Lease,
          --------------------
keep in good order, condition, and repair, (at least as good as that which existed at the commencement of this Lease) the Premises and every part thereof, structural or nonstructural and all adjacent sidewalks, landscaping, driveways, parking lots, fences, and signs located in the areas which are adjacent to and included with the Premises. Landlord shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the Premises, and Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition, and repair.

     5.2  Surrender. On the last day of the Term hereof, or on any sooner
          ---------
termination, Tenant shall surrender the Premises to Landlord in good condition (the same condition that existed at the commencement of this Lease), broom clean, ordinary wear and tear expected. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings, and equipment pursuant to Article 5.4.3, which repair shall include the patching and filling of holes and repair of structural damage.

     5.3  Landlord's Rights. If Tenant fails to perform Tenant's obligations
          -----------------
under this Article 5, Landlord may at their option (but shall not be required to) enter upon the Premises after twenty (20) days' prior written notice to Tenant (provided Tenant has not performed such obligations during such twenty
(20) days) and put the same in good order, condition, and repair, and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional Rent to Landlord together with Tenant's next monthly Rent installment.

     5.4  Alterations, Additions, and Improvements.
          ----------------------------------------

          5.4.1 Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions in, on, or about the Premises. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions, or utility installations at the expiration of the Term, and to restore the Premises to their prior condition.

          5.4.2 Before commencing any work relating to alterations, additions, and improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics' or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

          5.4.3     Unless Landlord requires their removal, as set forth in
Article 5.4.1, all alterations, improvements, or additions which may be made on the Premises shall become the property of Landlord and remain upon and surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Article 5.4.3, Tenant's machinery, equipment, and other trade fixtures other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the Property of Tenant and may be removed by Tenant subject to the provisions of Article 5.2.

          5.4.4 All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner, in compliance with all applicable laws, regulations, and governmental requirements, and the requirements of any contract or deed of trust to which the Landlord may be party. Tenant agrees to indemnify Landlord and hold it harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security reasonably satisfactory to Landlord against any such loss, liability or damage.

          5.4.5 Tenant agrees that all venting, opening, sealing, waterproofing or any altering of the roof of the Premises shall be performed by Landlord's roofing contractor, or other contractor approved in advance of such work by Landlord.

     5.5  Signs. Tenant shall not place, or affix any signs or other objects
          -----
upon or to the roof or exterior walls of the Premises or on the interior which can be seen from the exterior, or paint, or otherwise deface the exterior walls of the Premises without the prior written consent of Landlord. Any signs installed by Tenant shall be maintained and repaired solely by Tenant and shall conform with applicable laws and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

                            6.  INSURANCE, INDEMNITY
                            ------------------------

     6.1  Liability Insurance. Tenant shall obtain and keep in force during the
          -------------------
Term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than Two Million and No/100 Dollars ($2,000,000.00) for injury to or death of one person in any one accident or an amount of not less than Two Million and No/100 Dollars ($2,000,000.00) for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Five Hundred Thousand and No/100 Dollars ($500,000.00). The limits on the amount of insurance coverage provided above shall not, however, limit the liability of Tenant hereunder. If the Tenant shall fail to procure and maintain said insurance the Landlord may, but shall not be required, to procure and maintain the same, but at the expense of the Tenant.

     6.2  Property Insurance.  Tenant shall obtain and keep in force during the
          ------------------
Term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of $1,000,000.00 providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. Said insurance shall provide for payment for loss thereunder to Landlord and to the holder of a first mortgage or deed of trust on the Premises, as their respective interests may appear. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of the Tenant.

     6.3  Insurance Policies. Insurance required hereunder shall be in companies
          ------------------
approved by Landlord. Tenant shall deliver prior to possession to Landlord copies of policies of such insurance or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. Tenant shall within ten (10) days prior to the expiration of such policies furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Article 6. Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance.

     6.4  Waiver of Subrogation. Tenant and Landlord each waives any and all
          ----------------------
rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, when such loss or damage is insured under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     6.5  Hold Harmless. Tenant shall indemnify, defend and hold Landlord
          -------------
harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend, and hold Landlord harmless from and against any and all claims (including, without limitation, for death or injury to person or persons or property damage) arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provision of this Lease or arising from any act of Tenant or any of its agents, contractors, employees, or invitees, and from any and all costs, attorney's fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk of damage to the Premises or injury or death to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage, injury or death, arises out of the gross negligence or wilful misconduct of Landlord. Notwithstanding anything herein to the contrary, Landlord shall indemnify, defend and hold harmless, Tenant from any claims of any nature or kind which arise from or relate to, or are alleged to arise from or relate to, any use, business, activity, work or other things permitted to have been done on the Premises prior to the date hereof.

     6.6  Exemption of Landlord from Liability. Tenant hereby agrees that
          ------------------------------------
Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise, machinery or other property of Tenant, Tenant's employees, invitees, customers, or any other person or persons in or about the Premises; nor, unless through their gross negligence or wilful misconduct, shall Landlord be liable for any injury or death to Tenant's employees, agents, or contractors, and invitees, whether such damage, injury or death is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage, injury or death results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage, injury or death or the means of repairing the same is inaccessible to Landlord or Tenant.

                           7.  DAMAGE OR DESTRUCTION
                           -------------------------

     7.1 In the event the improvements on the Premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by insurance required to be maintained under
Article 6, the Tenant shall repair, restore, and rebuild the Premises to their condition existing upon the date of commencement of this Lease, excluding any additions or alterations which were made and paid for by the Tenant, and this Lease shall continue in full force and effect. Such repair, restoration, and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction shall be diligently prosecuted to completion. There shall be no abatement of Rent or any other obligation of Tenant hereunder by reason of such damage or destruction. The proceeds of any insurance maintained under Article 6 shall be made available to Tenant for payment of the cost and expense of the repair, provided, however, that such proceeds may be made available to Tenant subject to reasonable conditions including, but not limited to, architect's certification of costs and retention of a percentage of such proceeds pending final notice of completion. Notwithstanding anything to the contrary set forth herein, in the event that such proceeds are not made available to Tenant within ninety (90) days after such damage or destruction, Tenant shall have the option for thirty (30) days, commencing on the expiration of such ninety (90) day period of canceling this Lease. In the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Tenant. Provided, however, that Tenant shall not be required to pay for any insufficiency in insurance proceeds which is the direct result of complying with any provision of any mortgage on the Premises which requires the insurance proceeds to be paid to the mortgagee and results in the mortgagee electing to apply insurance proceeds to the mortgage debt rather than to be used for repairs. Notwithstanding anything contained herein to the contrary, this Article 7 shall be subject to the terms of any and all mortgages on the Premises.

     7.2  Damage Near End of Term. If the Premises are partially destroyed or
          -----------------------
damaged during the last six (6) months of the Term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease, as of the date of occurrence of such damage, by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage. Landlord's election to terminate this Lease will not be a termination of Tenant's option to purchase the Premises pursuant hereto, if Tenant, after Landlord exercise its right of termination, within ten (10) days thereafter, exercises its option to purchase the Premises and concludes the purchase of the Premises as herein provided. Upon the closing of such purchase, Landlord agrees to assign all of its right, title and interest in and to any insurance proceeds, which were recovered or are recoverable, by the Landlord to the Tenant at the closing.

     7.3  Proration. Upon termination of this Lease pursuant to this Article 7,
          ---------
a pro rata adjustment of Rent based upon a thirty (30) day month shall be made.

                            8.  REAL PROPERTY TAXES
                            -----------------------

     8.1  Payment of Taxes. Tenant shall pay all real property taxes applicable
          ----------------
to the Premises during the Term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency of such payment. Tenant shall promptly (within ten [10] days after payment) furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes paid by Tenant shall cover any period of the time prior to or after the expiration of the Term hereof. Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment together with interest at the rate of ten percent (10%) per annum.

     8.2  Definition of "Real Property" Taxes.  As used herein, the term "real
          -----------------------------------
property tax" shall include any form of assessment, license fee, Rent tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to Rent or other income therefrom, or as against Landlord's business of leasing the Premises; and Tenant shall pay any and all charges and fees which may be imposed by the Environmental Protection Agency or other similar government regulations or authorities.

     8.3  Personal Property Taxes.  Tenant shall pay prior to the delinquency
          -----------------------
all taxes assessed against and levied upon leasehold improvements, trade fixtures, furnishings, equipment, trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the Premises.

                                 9.  UTILITIES
                                 -------------

     9.1 Tenant shall promptly pay, when due, all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Premises. It is expressly agreed that Landlord shall not be liable for any interruption or failure in any utility services, unless caused by the gross negligence or wilful misconduct of the Landlord. Further, no such interruption or failure shall be construed as either a constructive or actual eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfilling any covenant or condition of this Lease. If the interruption or failure is caused by the gross negligence or willful misconduct of Landlord, then the Rent shall be abated during the period of such interruption in services.

                         10.  ASSIGNMENT AND SUBLETTING
                         ------------------------------

     10.1 Landlord's Consent Required.  Tenant shall not voluntarily or by
          ---------------------------
operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent. Any assignment to an affiliate of the Tenant, such as a parent or subsidiary company, shall not require consent, provided Tenant shall still remain liable on this Lease. Any attempted assignment, transfer, mortgage, encumbrances, or subletting without such consent shall be void and shall constitute a breach of the Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation, or liquidation, or by any subsequent change in the ownership of thirty percent (30%) or more of the capital stock of Tenant shall be deemed a prohibited assignment within the meaning of this Article 10.

     10.2 No Release of Tenant. Regardless of Landlord's consent, no subletting
          --------------------
or assignment shall release Tenant of Tenant's obligations to pay the Rent and to perform all other obligations to be performed by Tenant hereunder for the Term of this Lease. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment of subletting.

     10.3 Assignment by Landlord.  In the event of the transfer and assignment
          ----------------------
by Landlord of its interest in this Lease to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder (but Landlord shall not be relieved or released from obligations which may have accrued prior to assignment or transfer of this Lease by Landlord), and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations, provided that Landlord has given Tenant thirty (30) days prior written notice of the identity of the transferee and transferee's agreement to assume the liability of the Landlord under the Lease.

     10.4 Mortgage of Lease by Tenant.  Tenant shall not mortgage, pledge or
          ---------------------------
otherwise encumber its interest in this Lease or in the Premises.

     10.5 Assignment to Subsidiary(ies).  Notwithstanding the foregoing
          -----------------------------
provisions of this Article 10, Tenant shall have the right to assign this Lease to a subsidiary of Tenant, provided that the use of the Premises shall not be changed and that the Tenant shall not be released from its obligations under this Lease.

                           11.  DEFAULT AND REMEDIES
                           -------------------------

     11.1 The following events (any one or more of them) shall be deemed to be "Events of Default" by Tenant under this Lease:

          11.1.1 Tenant shall fail to pay any Rent, additional Rent, or any monthly payment, or any other cost, sum, expense, charge or amounts ("Payments") due to Landlord as herein provided, and such failure shall continue for a period of ten (10) days after any such Payments are due.

          11.1.2 Tenant shall fail to make any payment to third parties as required by the terms of this Lease, or shall fail to comply with any other term, provision or covenant of this Lease [other than the payment of the Payments referred to in Article 11.1.1 above] and shall not cure such failure within thirty (30) days after written notice thereof to Tenant. The Tenant shall not be considered in default under this Lease if such curative action cannot be completed within such thirty (30) day period, and Tenant has commenced efforts to cure the same within such period and is diligently pursuing the cure of such default.

          11.1.3 Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          11.1.4 Tenant shall file a petition under any section or chapter of the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant.

          11.1.5 A receiver or Trustee shall be appointed for all of the Premises or for all or substantially all of the assets of Tenant under this Lease.

          11.1.6 Tenant shall do or permit to be done anything which creates a lien upon the Premises.

          11.1.7 The business operated by Tenant shall be closed for failure to pay any State sales tax as required, for violation of law, or for any other reason.

          11.1.8    The vacating or abandonment of the Premises by Tenant.

          11.1.9 The making by Tenant it of any general assignment, or general arrangement for the benefit of creditors.

          11.1.10 The attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     11.2 Upon the occurrence of any one or more of such Events of Default, Landlord shall have the option to pursue any one or more of the following remedies, or any other remedy set forth in this Lease or otherwise permitted by law, or in equity, without any notice or demand whatsoever (except as expressly required by the terms of this Lease):

          11.2.1 Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rental, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor.

          11.2.2 Terminate Tenant's right of possession, without terminating this Lease, and enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor.

          11.2.3 Enter upon the Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

          11.2.4 The remedies stated herein for an Event of Default by Tenant are not exclusive, and Landlord shall have the right to pursue any one or more of the remedies stated above or any other remedy provided by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default.

     11.3 Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

     11.4 In the event Tenant fails or refuses to make timely and punctual payment of any Rent, additional Rent or other sums payable or charges due under this Lease as and when the same shall become due and payable, or in the event of any breach of any of the terms or provisions of this Lease by Tenant, in addition to the other remedies available to Landlord, Landlord at their option, shall be entitled, and is hereby authorized, without any notice to Tenant whatsoever, to enter into and upon the Premises by any peaceable means, and to change, alter and/or modify the door locks on all entry doors of the Premises, permanently excluding Tenant and its officers, principals, agents, employees, representatives and invitees therefrom. In the event that Landlord has either permanently repossessed the Premises as aforesaid or has elected to terminate this Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of a written request from Tenant accompanied by such written waivers and releases as Landlord may require, Landlord may, at their option, (a) escort Tenant or its authorized representative to the Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's lien or security interest described herein, or (b) obtain a list from Tenant of such personal property Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. In the event Landlord elects option (b) above, Tenant shall pay, in cash and in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant, including, but not limited to, all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Premises without permanently repossessing the Premises or terminating this Lease pursuant to the foregoing, then Landlord shall not be obligated to permit Tenant entry into the Premises or provide Tenant with a key to re-enter the Premises until such time as all delinquent Rent and other sums, including interest and late charges thereon, if any, due under this Lease have been fully paid, and all other defaults, if any, have been completely and timely cured to Landlord's satisfaction (if such cure occurs prior to actual permanent repossession or termination), and Landlord has been given assurances by Tenant reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. Landlord's remedies hereunder shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity. It is intended that this paragraph, and the provisions herein contained, shall supersede and be paramount to any conflicting provisions of the Texas Property Code, as well as any successor statute governing the rights of landlords to change locks of commercial tenants.

     11.5 In the event Landlord elects to terminate this Lease by reason of an Event of Default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein the sum of all Rent and other indebtedness accrued to date of such termination, plus an amount equal to the difference between (a) the total Rent due plus any other payment required to be made by Tenant hereunder for the remaining portion of the Lease Term (had such Term not been terminated by Landlord prior to the date of expiration stated in Article 2), and (b) the then present value of the then fair rental value of the Premises for such period.

     11.6 In the event that Landlord elects to repossess the Premises without terminat ing this Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified for notice to Landlord herein all Rent and other indebtedness accrued to the date of such repossession, plus Rent required to be paid by Tenant to Landlord during the remainder of the Lease Term until the date of expiration of the Term as stated in Article 2 hereof, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in this Article 11 hereof). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord as provided in this Article 11 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease Term.

     11.7 In case of any Event of Default or breach by Tenant, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies hereunder including reasonable attorneys' fees incurred by Landlord.

     11.8 In the event of termination or repossession of the Premises for an Event of Default, Landlord shall not have any obligation to relet or attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period, for any rental, to any tenant, and for any use and purpose, which Landlord may desire.

     11.9 If Tenant should fail to make any payment or cure any default hereunder within the time expressly permitted herein, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

     11.10 In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord, and/or upon Rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any default; provided, however, Landlord shall not be considered in default under this Lease if such curative action cannot be completed within such thirty (30) day period, and Landlord has commenced efforts to cure within such period and is diligently pursuing the cure of such default. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its ownership of the Premises, and not thereafter, provided that in the event of a transfer (excepting an involuntary transfer such as a foreclosure) such transferee of Landlord's ownership interest has assumed all of Landlord's obligations hereunder and that notice has been given to Tenant pursuant to Section 10.3.

     11.11 The term "Landlord" shall mean only the owner, for the time being, of the Premises, and in the event of the transfer by such owner of its interest in the Premises, pursuant to Section 10.3 of this Lease, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing.

     11.12 Notwithstanding any other provisions hereof, Landlord shall not have any personal liability hereunder, provided that in the event of a transfer (excepting an involuntary transfer such as a foreclosure) such transferee of Landlord's ownership interest has assumed all of Landlord's obligations hereunder and that notice has been given to Tenant pursuant to Section 10.3. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the land and improvements which constitute the Premises; however, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against Landlord, or any of its partners.

     11.13 In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises within the county in which the Premises is located; and in such event, Tenant shall be liable to Landlord for all costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy or Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord's making any nature of investigation or inquiring as to the validity of the factual or legal basis upon which Claimant purports to act; and, Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

     11.14 Late Charges. Tenant hereby acknowledges that late payment by
           ------------
Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be timely received by Landlord or Landlord's designee, then Tenant shall pay to Landlord a late charge which shall be additional Rent hereunder equal to ten percent (10%) of such overdue amount. All parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     11.15 LANDLORDS LIEN. IN ADDITION TO THE STATUTORY LANDLORD'S LIEN,
           --------------
TENANT HEREBY GRANTS TO LANDLORD A SECURITY INTEREST TO SECURE PAYMENT OF ALL RENT AND OTHER SUMS OF MONEY BECOMING DUE HEREUNDER FROM TENANT, UPON ALL GOODS, WARES, EQUIPMENT, FIXTURES, FURNITURE, AND OTHER PERSONAL PROPERTY OF TENANT SITUATED IN OR UPON THE PREMISES, TOGETHER WITH THE PROCEEDS FROM THE SALE OR LEASE THEREOF, SUCH PROPERTY SHALL NOT BE REMOVED WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AND OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER SHALL FIRST HAVE BEEN PAID

AND DISCHARGED. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, LANDLORD MAY, IN ADDITION TO ANY OTHER REMEDIES PROVIDED HEREIN OR BY LAW, ENTER UPON THE PREMISES AND TAKE POSSESSION OF ANY AND ALL GOODS, WARES, EQUIPMENT, FIXTURES, AND OTHER PERSONAL PROPERTY OF TENANT SITUATED ON THE PREMISES WITHOUT LIABILITY OF TRESPASS OR CONVERSION, AND SELL THE SAME AT PUBLIC OR PRIVATE SALE, WITH OR WITHOUT HAVING SUCH PROPERTY AT THE SALE, AFTER GIVING TENANT REASONABLE NOTICE OF THE TIME AND PLACE OF ANY SUCH SALE. UNLESS OTHERWISE REQUIRED BY LAW, NOTICE TO TENANT OF SUCH SALE SHALL BE DEEMED SUFFICIENT IF GIVEN IN THE MANNER PRESCRIBED IN THIS LEASE AT LEAST TEN (10) DAYS BEFORE THE TIME OF THE SALE. ANY PUBLIC SALE MADE UNDER THIS PARAGRAPH SHALL BE DEEMED TO HAVE BEEN CONDUCTED IN A COMMERCIALLY REASONABLE MANNER IF HELD IN THE PREMISES OR WHERE THE PROPERTY IS LOCATED, AFTER THE TIME, PLACE, AND METHOD OF SALE AND A GENERAL DESCRIPTION OF THE TYPES OF PROPERTY TO BE SOLD HAVE BEEN ADVERTISED IN A DAILY NEWSPAPER PUBLISHED IN HARRIS COUNTY, TEXAS, FOR FIVE (5) CONSECUTIVE DAYS BEFORE THE DATE OF THE SALE. LANDLORD OR ITS ASSIGNS MAY PURCHASE AT A PUBLIC SALE AND, UNLESS PROHIBITED BY LAW, AT A PRIVATE SALE. THE PROCEEDS FROM ANY DISPOSITION DEALT WITHIN THIS PARAGRAPH, LESS ANY AND ALL EXPENSES CONNECTED WITH THE TAKING OF POSSESSION, HOLDING, AND SELLING OF PROPERTY (INCLUDING REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES), SHALL BE APPLIED AS A CREDIT AGAINST THE INDEBTEDNESS SECURED BY THE SECURITY INTEREST GRANTED HEREIN. ANY SURPLUS SHALL BE PAID TO TENANT OR AS OTHERWISE REQUIRED BY LAW; TENANT SHALL PAY ANY DEFICIENCIES FORTHWITH. UPON REQUEST BY LANDLORD, TENANT AGREES TO EXECUTE AND DELIVER TO LANDLORD A FINANCING STATEMENT IN FORM SUFFICIENT TO PERFECT THE SECURITY INTEREST OF LANDLORD IN THE AFOREMENTIONED PROPERTY AND PROCEEDS THEREOF UNDER THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE IN FORCE IN THE STATE OF TEXAS. THE STATUTORY LIEN FOR RENT IS EXPRESSLY RESERVED; THE SECURITY INTEREST HEREIN GRANTED IS IN ADDITION AND SUPPLEMENTARY THERETO. NOTWITHSTANDING THE FOREGOING, THIS LANDLORD'S LIEN SHALL BE SUBORDINATE TO ANY LIENS PROVIDED BY TENANT OR A-G GEOPHYSICAL PRODUCTS, INC. TO LANDLORD RESPECTING THE SECURITY DOCUMENTS EXECUTED OF EVEN DATE HEREWITH BY THE PARTIES IN CONNECTION WITH THE PURCHASE BY TENANT OF THE BUSINESS OF A-G GEOPHYSICAL PRODUCTS, INC., OR FOR ANY LIEN FOR THE PURCHASE BY TENANT OF ANY FURNITURE, EQUIPMENT, INVENTORY OR PERSONAL PROPERTY.

                               12.  CONDEMNATION
                               -----------------

     12.1 If the Premises or any portion thereof are taken under the power of eminent domain or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the floor area of any buildings which are part of the Premises or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date of the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

     12.2 If this Lease is not terminated by either Landlord or Tenant, then it shall remain in full force and effect as to the portion of the Premises remaining, provided the Rent shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees, at Landlord's sole cost, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. Notwithstanding anything contained herein to the contrary, this Article 12 shall be subject to the terms of any and all mortgages on the Premises.

                            13.  GENERAL PROVISIONS
                            -----------------------

     13.1 Estoppel Certificate.
          --------------------

          13.1.1 Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent, security deposit, and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          13.1.2 Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are no uncured defaults in Landlord's performance, and (c) that not more than one (1) month's Rent has been paid in advance.

          13.1.3 If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth. Landlord shall give Tenant at least thirty (30) days prior written notice of their intent to refinance the debt on the Premises. Further, Landlord agrees that they will not place any additional debt on the Premises or increase the outstanding balance of any existing debt without the prior written consent of the Tenant, which consent shall not be unreasonably withheld.

     13.2 Landlord's Interests. In the event of any transfer of such title or
          --------------------
interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownerships. The foregoing provisions of this
Section 13.2 shall apply only to transfers made in accordance with the provisions of Section 10.3 hereof.

     13.3 Severability. The invalidity of any provision of this Lease, as
          ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     13.4 Interest on Past-Due Obligations. Except as expressly herein provided,
          --------------------------------
any amount due to Landlord not paid when due shall bear interest at ten percent (10%) per annum from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     13.5 Time of Essence. Time is of the essence.
          ---------------

     13.6 Captions. Article and paragraph captions are not a part hereof, but
          --------
are for convenience only.

     13.7 Incorporation of Prior Agreements; Amendments. This Lease contains all
          ---------------------------------------------
agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     13.8 Waivers. No waiver by Landlord of any provision hereof shall be deemed
          -------
a waiver of any other provision hereof or of any matter subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to rendered unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

     13.9 Recording. Tenant shall not record this Lease. Any such recordation
          ---------
shall be a breach under this Lease.

     13.10 Holding Over. If Tenant should remain in possession of the
           ------------
Premises after the expiration or termination of the Term of this Lease, without the execution by Landlord and Tenant of a new Lease, then Tenant shall be deemed to be occupying the Premises as a tenant-at-sufferance subject to all the covenants and obligations of this Lease and at a daily rental of two (2) times the per-day rental provided hereunder (and which is applicable for the month preceding the month in which the date of expiration or termination occurs), computed on the basis of a thirty (30) day month.

     13.11 Cumulative Remedies. No remedy or election hereunder shall be
           -------------------
deemed exclusive but shall wherever possible be cumulative with all other remedies at law or in equity.

     13.12 Covenants and Conditions. Each provision of this Lease
           ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

     13.13 Binding Effect; Choice of Law. Subject to any provisions hereof
           -----------------------------
restricting assignment or subletting by Tenant and subject to provisions of
Article 13.2, this Lease shall bind the parties, their heirs, personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Texas.

     13.14 Subordination.
           -------------

          13.14.1 This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust, or any other hypothecation for security now and hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall have given written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of recording thereof.

          13.14.2 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and failing to do so within ten (10) days after written demand does hereby make, constitute, and irrevocably appoint Landlord as Tenant it's attorney-in-fact and in Tenant's name, place, and stead to do so.

     13.15 Attorney's Fees. If either party named herein brings an action to
           ---------------
enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

     13.16 Venue.  Venue for all purposes shall be Harris County, Texas.
           -----

     13.17 Landlord's Access. Landlord and Landlord's agents shall have the
           -----------------
right to enter the Premises during business hours for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements, or additions to the Premises, or to the building of which they are a part, as Landlord may deem necessary or desirable. Landlord may, at any time, place on or about the Premises any ordinary "For Sale" signs; and Landlord may, at any time, during the last one hundred twenty
(120) days of the Term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of Rent or liability to Tenant.

     13.18 Auctions. Tenant shall not place any auction sign upon the
           --------
Premises or conduct any auction thereon without Landlord's prior written consent.

     13.19 Merger. The voluntary or other surrender of this Lease by Tenant,
           ------
or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     13.20 Corporate Authority. If Tenant is a corporation, each individual
           -------------------
executing this Lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with duly adopted resolution of the Board of Directors and said corporation or in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     13.21 Landlord's Liability. Tenant agrees to look solely to Landlord's
           --------------------
estate and interest in the land and building (or the [ground] lease of the building, if applicable) and the Premises for the satisfaction of any right or remedy of Tenant for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord (or the partners or members thereof, if Landlord is other than an individual or corporation) shall be subject to levy, execution, or attachment or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises or the building, or any other liability of Landlord to Tenant. Upon notification to Tenant of a transfer of this Lease by Landlord, the Landlord shall be and hereby is entirely freed and relieved of any and all covenants, obligations, and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest or between the parties or any transferee of title to the land and building (or any applicable ground lease or any lease of the building) that the transferee or the lessee has assumed and agreed to carry out any and all such covenants, obligations, and liabilities of Landlord hereunder. The limitations of liability set forth in this Section 13.21 shall apply only if they transfer Landlord's interest is made in accordance with the provisions of
Section 10.3 hereof.

     13.22 Agency or Partnership-Gender.  Nothing herein contained shall be
           ----------------------------
deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between parties hereto, it being understood and agreed that neither the method of computation of rental, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

     13.23 Notice To Mortgagee.  At any time when there is outstanding a
           -------------------
mortgage, deed of trust or similar security instrument covering Landlord's interest in the Premises, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or similar security instrument shall have received written notice of such default and a reasonable time [which shall not be less than sixty (60) days] for curing such default shall thereafter have elapsed. Landlord agrees that should the Landlord be in default under any such mortgage and the Tenant cures any such default by making payments directly to such mortgagee, any amounts paid by the Tenant to such mortgagee can be offset against all amounts owed the Tenant by the Landlord hereunder.

     13.24 Quiet Enjoyment.  Landlord agrees that if Tenant shall perform
           ---------------
all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, have the peaceable and quiet enjoyment and possession of the Premises.

     13.25 Final Agreement.  This Lease contains the entire agreement
           ---------------
between the parties, and no agreement shall be effective to change, modify, or terminate this Lease, in whole or in part, unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

     13.26 Exhibits.  All exhibits attached hereto are incorporated herein
           --------
by reference and made a part of this Lease for all purposes.

     13.27 Brokers. The parties hereto acknowledge that neither party hereto
           -------
were represented by any real estate brokers, and that no commissions are due to any brokers whatsoever respecting this Lease.

     13.28 Notices. Whenever under this Lease provision is made for any
           -------
demand, notice, or declaration of any kind or where it is deemed desirable or necessary by either party to give or serve any such notice, demand, or declaration to the other party, it shall be in writing and served by messenger or sent by United States mail, certified return receipt, postage prepaid, addressed at the addresses set forth hereinbelow:

          To Landlord at:     Post Office Box 694
                              Hempstead, Texas  77445
                              Telephone Number:  409.826.6201
                              Facsimile Number:  409.826.2950

               with copy to:  Albert S. Weycer, Esq.
                              Weycer, Kaplan, Pulaski & Zuber, P.C.
                              Eleven Greenway Plaza
                              1400 Summit Tower
                              Houston, Texas  77046-1104
                              Telephone Number:  713.961.9045
                              Facsimile Number:  713.961.5341

          To Tenant at::      Four Duke Place
                              Norwalk, Connecticut  06854
                              Telephone Number:  203.853.0700
                              Facsimile Number:  203.854.9601

               with copy to:  Barbara A. Young, Esq.
                              Levett, Rockwood & Sanders
                              33 Riverside Avenue
                              Post Office Box 5116
                              Westport, Connecticut  06881
                              Telephone Number:  203.222.0885
                              Facsimile Number:  203.226.8025

                                14.  DTPA WAIVER
                                ----------------

     14.1 As a material consideration for Landlord's entering into this Lease, Tenant acknowledges and agrees as follows:

          TENANT HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES

          CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT'S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER.

                           15.  ENVIRONMENTAL MATTERS
                           --------------------------

     15.1 From and after the commencement of the Term of this Lease, Tenant shall prevent the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Premises other than in strict compliance with all applicable federal, state, and local laws, regulations, and order. For the purposes of this section, "Hazardous Materials" shall refer to any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable local, state, or federal law, regulation, or order. For occurrences or events which occur from and after the commencement of the Term of this Lease, Tenant shall indemnify, defend, and hold Landlord harmless from and against:

          15.1.1 Any loss, cost, expense, claim, or liability arising out of any investigation, monitoring, clean-up, containment, removal, storage, or restoration work ("Remedial Work") required by or incurred by Landlord or any nongovernmental entity or person in a reasonable belief that such work is required by any applicable federal, state, or local law, governmental agency, or political subdivision; and

          15.1.2 Any claims of third parties for loss, injury expense, or damage arising out of the presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises. In the event any Remedial Work is so required under any applicable federal, state, or local law, Tenant shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, or order. All Remedial Work shall be performed by one or more contractors under the supervision of a consulting engineer, each selected by Tenant and approved in advance in writing by Landlord. In the event Tenant shall fail to commence the Remedial Work in a timely fashion or fail to prosecute diligently the Remedial Work to completion, Landlord may, but shall not be required to, cause the Remedial Work to be performed, subject fully to the indemnification provisions of this paragraph. This Article shall survive the termination of said Lease.

                            16.  OPTION TO PURCHASE
                            -----------------------

     16.1 Option to Purchase.
          ------------------

          16.1 Landlord hereby gives Tenant the exclusive option ("Option") to purchase the Premises at any time during the Term of this Lease, subject to the terms and conditions hereinafter set forth, for a purchase price of One Million and No/100 Dollars ($1,000,000.00) in cash ("Purchase Price") to be paid at the Closing (hereinafter defined) in the event Option is exercised by the Tenant. Tenant must exercise its Option to purchase the Premises by providing Landlord with written notice of such exercise during the Term of this Lease. Should the Tenant fail to exercise its Option for the purchase of the Premises within the Term of the Lease, then such Option shall be considered null and void.

          16.2 Title Approval.  Landlord has delivered to Tenant on the date of
               --------------
this Lease a Commitment for Title Insurance dated March 1, 1999 issued by Stewart Title Company, under G.F. Number 99110602 (the "Commitment") and survey of the Premises updated as of March 10, 1999 and prepared by E.E. Coon Surveying, Inc. (the "Survey"). At this time, Tenant has no objections to the Commitment and Survey referred to in the preceding sentence, and makes no objection thereto; however, if Tenant exercises its Option to purchase, Landlord shall cause Tenant to be furnished with an updated Commitment within ten (10) days after Landlord receives Tenant's exercise of the Option, and Tenant may within the same ten (10) day period, elect to obtain an updated Survey of the Premises at its sole cost and expense; and in the event the updated Commitment or the Survey of the Premises shall reveal any material changes from the Commitment and/or the Survey delivered as provided for in the first sentence of this Article 16.2, then Tenant shall have ten (10) days after receipt to make written objections thereto to Landlord at the address provided herein. Landlord shall, upon receipt of such objections, have a period of thirty (30) days (from receipt) within which to cure such objections, and Landlord agrees to utilize reasonable efforts and due diligence to cure the same, provided; however, that Landlord shall in no event be required to spend any money or to commence litigation in order to cure Tenant's objections, except Landlord shall be obligated to release any additional monetary exceptions created by landlord, judgment liens and tax liens. If Tenant's objections are not satisfied within such thirty (30) day period, then Tenant may (i) terminate the exercise of the Option and at that point neither Landlord nor Tenant shall have any further rights or obligations with respect to the Option to purchase granted herein (however, the Lease shall continue in effect if within the Term hereof), or (ii) waive the unsatisfied objections and close the transaction. In the event Tenant fails to notify Landlord, in writing, of its election from (i) or (ii) in the preceding sentence, Tenant shall be deemed to have elected to waive the unsatisfied objections and shall proceed to the Closing (hereinafter defined) of the purchase of the Premises as otherwise provided herein.

          16.3 Closing.  The Closing of the sale pursuant to Tenant's exercise
               -------
of the Option (the "Closing") shall take place at a Title Company subject to the following terms:

               16.3.1 The Closing shall occur at a time mutually acceptable to Landlord and Tenant the later to occur of (i) within forty-five (45) days after Landlord's receipt of Tenant's written exercise of the Option, or (ii) when Landlord has removed or released any monetary exceptions created by Landlord, judgment liens and tax liens.

               16.3.2 At the Closing, Landlord shall deliver to Tenant, at Landlord's sole cost and expense, the following:

               16.3.2 (a) A duly executed and acknowledged Special Warranty Deed conveying good and indefeasible title in fee simple to all of the Premises, free and clear of any and all liens, encumbrances, conditions, easements, reservations and restrictions except those noted in the Schedule B of the Commitment. The form of such Special Warranty Deed shall be as specified in Exhibit "B," attached hereto and made a part hereof.

               16.3.2 (b) An Owner's Policy of Title Insurance (the "Title Policy") issued by Stewart Title Company in the full amount of the Purchase Price, dated as of Closing, insuring Tenant's fee simple title to the Premises to be good and indefeasible subject only to those title exceptions permitted herein, or as may be approved or waived by Tenant in writing, and the standard printed exceptions contained in the usual form of the Title Policy, provided, however:

                           16.3.2 (b)(i)  the exception as to area and
boundaries shall be deleted except for "any shortages in area" and if deleted, such deletion shall be an expense of Tenant;

                           16.3.2 (b)(ii) the exception as to restrictive
covenants shall be endorsed "None of Record," unless any existing restrictive covenants are approved (or objection thereto is waived) by Tenant;

                           16.3.2 (b)(iii) the exception as to taxes shall be
limited to taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership;

               16.3.2 (c) A Bill of Sale containing special warranties to title, conveying title free and clear of all liens, to any personal property owned by Landlord and specified herein and an assignment of leases, prepaid rents, and security deposits, and to the extent assignable, licenses and permits, maintenance, management or other contracts, warranties or guaranties, duly executed by Landlord which pertain to the Premises;

               16.3.2 (d) Furnish evidence of its capacity and authority for the closing of this transaction;

               16.3.2 (e) Execute all other necessary documents to close this transaction.

          16.3.3    At the Closing, Tenant shall perform the following:

                    16.3.3 (a)      Pay the Purchase Price in cash;

                    16.3.3 (b)      Furnish evidence of its capacity and
authority for the closing of this transaction; and

                    16.3.3 (c)      Execution of all other necessary documents
to close this transaction.

          16.4 Prorations.    Assessments, current taxes, and any rents, and
               ----------
maintenance fees shall be prorated at the date of Closing. If ad valorem taxes of the year in which the sale is closed are not available on the Closing date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Landlord and Tenant, if necessary, when actual tax figures are available. Any special assessments applicable to the Premises for improvements previously made to benefit the Premises shall be paid by Landlord. Landlord shall pay to Tenant at Closing in cash the amount of any deposits paid to Landlord by tenants of the Premises, including, but not limited to, all rental security, cleaning, utility, key, damages, and other deposits. All other income and ordinary operating expenses of the Premises, including, but not limited to, public utility charges, maintenance, management and other normal operating charges shall be prorated as of the date of Closing.

          16.5 Closing Costs
               -------------

               16.5.1    Landlord's Expenses.  All costs of releasing existing
                         -------------------
loans and recording the releases; base premium for Owner's Title Policy; survey; tax statements 1/2 of any escrow fee; preparation of Deed; other expenses stipulated to be paid by Landlord under other provisions of this Lease.

               16.5.2    Tenant's Expenses.  All expenses incident to any loan
                         -----------------
obtained by tenant including procurement fees, preparation of Note, Deed of Trust, and other loan documents, recording fees, Mortgagee's Title Policy, prepayable interest, credit reports; 1/2 of any escrow fee; copies of restrictions, easements, reservations, or conditions affecting the Premises; and expenses stipulated to be paid by Tenant under other provisions of this Lease.

          16.6 Existing Mortgage.  In the event Tenant desires to assume
               -----------------
Landlord's existing mortgage on the Premises, Tenant shall have the right to do so and Landlord shall utilize their best efforts in order to obtain approval of said assumption from any existing lending institution holding a lien on the Premises. In the event of an assumption, the cash portion of the Purchase Price to be paid to the Landlord by the Tenant at Closing shall be the difference between the Purchase Price and the amount of the assumed loan at the time of Closing. In the event of such assumption, Tenant shall execute a deed of trust to secure such assumption.

          16.7 Memorandum.  Contemporaneously with the date hereof, Landlord and
               ----------
Tenant shall enter into a Memorandum of Option in the form attached hereto and made a part hereof as Exhibit "C," which shall be the only document to be filed of record affecting this Lease.

                               17.  CROSS DEFAULT
                               ------------------

     17.  Cross Default.  Should Tenant be in default under the promissory note,
          -------------
guaranty, security agreement, collateral pledge or any other documentation executed by the Tenant or A-G Geophysical Products, Inc. of even date herewith to the Landlord, such default shall likewise constitute an Event of Default hereunder and the Landlord shall have entitlement to all remedies specified in
Article 11 hereof.

     The parties hereto have executed this Lease on the respective dates specified immediately adjacent to their respective signatures.

                                    LANDLORD
                                    --------

Date: April 20, 1999                /s/ Albert H. Gerrans, Jr.
                                    ------------------------------
                                    Albert H. Gerrans, Jr.


Date: April 20, 1999                /s/ Patricia  Gerrans
                                    -------------------------------
                                    Patricia Gerrans

                                    TENANT:
                                    ------

                                    Bolt Technology Corporation,
                                    a Connecticut corporation


Date: April 20, 1999                By: /s/ Raymond M. Soto
                                       ----------------------------
                                    Name:  Raymond M. Soto
                                         --------------------------
                                    Title:  Chairman and President
                                          -------------------------